Putnam
International
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As economic slowing and the attendant retreat of equities assumed global proportions over the past 15 months, it was a rare stock portfolio that did not feel the effects. Putnam International Growth Fund was no exception. Experience has taught us, however, that retreats of this nature do not last forever, and seasoned investors have learned to look beyond them. Their patience has been frequently rewarded over the long term.

Given the market environment that prevailed throughout your fund's fiscal year, this is a particularly apt time to counsel the importance of maintaining a long-term investment perspective. While one should never take past performance as an assurance of future results, we believe your fund's outstanding record established since its introduction in 1991 provides a more reliable gauge of its potential than current results might suggest.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
August 15, 2001

REPORT FROM FUND MANAGEMENT

Omid Kamshad
Joshua L. Byrne
Stephen S. Oler
Simon Davis
Justin M. Scott

The downside of increasing globalization became apparent to international investors over the past 12 months as problems that had emerged first in the United States spread to markets around the world. A slowdown in spending on technology and telecommunications equipment was later matched by a general economic slump, causing a significant and sustained decline in international equity prices, the first in many years. Fortunately, consumer spending kept many economies out of recession and a variety of well-managed companies continued to meet profit expectations. Putnam International Growth Fund sought to take advantage of these positive opportunities, though your fund lost value during its 2001 fiscal year, which ended on June 30, 2001.

Total return for 12 months ended 6/30/01

      Class A           Class B          Class C          Class M
    NAV     POP       NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -22.43% -26.90%   -23.00% -26.55%  -23.01% -23.72%  -22.75% -25.44%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* GLOBAL GROWTH SUBSIDED FOLLOWING U.S. SLOWDOWN

International markets shrugged off the initial phase of the U.S. economic slowdown as your fund's fiscal year began last July. But as U.S. demand for imports declined in ensuing quarters, major trading partners such as Japan, much of Southeast Asia, Latin America, and Canada felt the effects. Europe withstood the slowdown longer, in part because it enjoyed the benefits of a weak euro, which gave European companies a price advantage versus international competitors. But in recent months, with the general deterioration in international trade, large exporting countries like Germany and Italy have begun to slump.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United Kingdom               21.9%

France                       14.3%

Japan                        13.5%

Netherlands                   6.6%

Germany                       6.1%

Footnote reads:
*Based on net assets as of 6/30/01. Holdings will vary over time.


Falling business and consumer spending on technology and telecommunications equipment has also had global consequences. Asian markets are home to many companies that produce components for PCs and wireless telephones and were among the first to experience the downturn in the sector. In Europe, the technology sector is relatively smaller. However, Europe's large telecommunications sector was troubled by the huge debts taken on by national telecom service providers to build third-generation wireless telephone services. They face competitive markets, and our analysis indicates that it will be a long time before they earn an attractive return on these investments.

To counter these risks, we positioned the fund defensively. We added to stocks in sectors such as energy, pharmaceuticals, and some financials, while we reduced the fund's exposure to technology and telecommunications. Instead of owning European service providers with large debts like Deutsche Telekom, we chose companies with stronger competitive positions, including Vodafone of the United Kingdom, Portugal Telecom, and Telefonos de Mexico. Although these holdings and others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.

* FUNDAMENTALLY STRONG COMPANIES DELIVERED SOLID RESULTS

While markets were jittery because of the business and investment slowdown, we relied on our security research to identify high-quality companies that could deliver earnings with some reliability. As you may know from past reports, we use a combination of fundamental security analysis and top-down economic analysis to construct the portfolio. Our goal is to identify companies with stocks priced below their business worth, with the anticipation that the stock will appreciate in the future to reflect what we consider its true business worth.

Several energy companies were among our most favored stocks this past year. Stocks in this sector benefited from high oil prices, which rose above $30 a barrel and remain in the neighborhood of $25 a barrel. While this situation is favorable, the fund owned companies we believed could deliver profits even if the price of oil fell below $20. ENI in Italy has been one of your fund's best performers, particularly in the first half of the year. Formerly a state-owned enterprise, ENI is mostly privatized and has successfully restructured in recent years. Management has reduced the company's cost structure and initiated a share repurchase program. Other large holdings in the sector were Shell Transport & Trading in the United Kingdom and TotalFinaElf in France.


Morningstar gave Putnam International Growth Fund's class A shares a 5 star Overall Morningstar RatingTM as of June 30, 2001 among 1,313 international equity funds.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. The top 10% of funds in each broad asset class receive 5 stars and the next 22.5% receive 4 stars. Past performance does not indicate future results. Putnam International Growth Fund's class A shares received 4, 5, and 5 stars for the 3-, 5-, and 10-year periods among 1,313 and 837 and 153 funds, respectively.


Pharmaceutical companies also delivered solid business results in a period when companies in several other sectors disappointed investors. We favored companies in the process of developing products that could sustain company growth rates. One of the fund's top pharmaceuticals stocks is AstraZeneca of the United Kingdom. Its valuation was attractive because one of its biggest products, Losec, an anti-ulcer medication, faces patent expiration this year. However, AstraZeneca is launching a new patented drug called Nexium which tests suggest might be even more effective. The company also has a new cholesterol medication that we believe will be able to take market share from the leader in that category. Other holdings in this sector were Sanofi-Synthelabo of France, which has been expanding its international sales, and Elan of Ireland.

* STRUCTURAL REFORMS CREATE FUTURE OPPORTUNITIES

In analyzing markets, we found reasonably positive conditions in most countries except Japan. With falling consumer demand and industrial production, the Japanese economy began to contract late in the fiscal year and corporations made little progress on necessary restructurings. Your fund owned companies that embraced global competitiveness and benefited from the weak yen, including Sony and Nissan, an automobile manufacturer that was taken over and restructured by France's Renault.

Like many, we have a favorable view of Japan's new prime minister, Junichiro Koizumi. A maverick in Japanese politics, Mr. Koizumi swept to power in April, articulating bold policies for reforming nonperforming loans in the banking sector and encouraging corporate restructurings. However, the devil is in the details, and Mr. Koizumi still faces significant opposition within his own Liberal Democratic Party and within powerful government bureaucracies. While we missed out on a rally in Japanese equities that accompanied Mr. Koizumi's accession to power, we also avoided a slump in May and June as these obstacles to reform became apparent.

Europe offered a mixed bag of structural issues. Germany and Italy have revised their pension systems, providing tax incentives for individuals to begin saving and investing for retirement. These changes translated into increased growth potential for asset managers and life insurance companies. Germany also slashed corporate taxes to encourage the unwinding of cross-shareholding arrangements. This should help to further align corporations with shareholder interests. Your fund owned several German insurance companies, including Allianz, which is undergoing a positive restructuring. In Italy, the new Berlusconi government has reduced corporate taxes to encourage investment and is reforming labor market regulations to increase flexibility. In the United Kingdom, Tony Blair's Labor government coasted to re-election, making Britain's adoption of the euro more likely. The British economy continues to perform better than continental European economies in part because the government years ago implemented many of the structural reforms yet to be enacted in European countries. Also, as mentioned above, many British stocks in the energy and pharmaceuticals sectors had attractive valuations and earnings during the past year.

* RECOVERY LIKELY BUT RESULTS MAY BE UNEVEN

As we look ahead to the next fiscal year, we have a mixture of optimism and caution. We believe that we are somewhere near the low point of the global economic cycle, and growth rates should increase again in coming quarters. In our opinion, employment levels should remain strong enough that consumers in most countries will have enough money to manage their debts and increase spending. Although we continue to emphasize defensive stocks, we are also viewing favorably companies that are sensitive to the economic cycle. We have begun to add basic materials stocks such as Rio Tinto PLC in the United Kingdom and BHP in Australia. Although our overweighting of media stocks such as News Corp. of Australia hurt recent performance, we remain positive on the sector because of its attractive valuations and because we believe media stocks will be among the first to benefit from a return to stronger economic growth.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA Class B
France
Oil and gas

Shell Transport & Trading Co. PLC
United Kingdom
Oil and gas

ING Groep NV
Netherlands
Insurance

AstraZeneca PLC
United Kingdom
Pharmaceuticals

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

Vodafone Group PLC
United Kingdom
Telecommunications

Sanofi-Synthelabo SA
France
Pharmaceuticals

Allianz Versicherungs AG
Germany
Insurance

NTT DoCoMo, Inc.
Japan
Telecommunications

Nestle SA
Switzerland
Food

Footnote reads:
These holdings represent 28.9% of the fund's net assets as of 6/30/01. Portfolio holdings will vary over time.


We remain quite cautious about the technology and telecommunications sectors. We believe these sectors have matured and do not merit premium prices. Although many companies in these sectors can achieve strong growth rates, we think their businesses are likely to be cyclical, and our research will focus on buying them when they are undervalued. We also remain cautious regarding Japan. Turning away from reforms would be extremely negative, but implementation of reforms might temporarily depress economic activity while being positive in the long term. In Japan, as in all markets, we will continue to rely on our ability to identify stocks of companies that are priced below their worth and poised to earn attractive returns on their capital investments.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Growth Fund is designed for investors seeking capital appreciation through investments primarily through equity securities of issuers outside the United States.

TOTAL RETURN FOR PERIODS ENDED 6/30/01

                     Class A         Class B         Class C         Class M
(inception dates)   (2/28/91)       (6/1/94)        (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -22.43% -26.90% -23.00% -26.55% -23.01% -23.72% -22.75% -25.44%
------------------------------------------------------------------------------
5 years          88.31   77.48   81.36   79.36   81.41   81.41   83.69   77.21
Annual average   13.49   12.16   12.64   12.39   12.65   12.65   12.93   12.12
------------------------------------------------------------------------------
10 years        251.51  231.26  224.81  224.81  225.99  225.99  233.98  222.41
Annual average   13.39   12.72   12.50   12.50   12.54   12.54   12.82   12.42
------------------------------------------------------------------------------
Annual average
(life of fund)   12.34   11.70   11.45   11.45   11.50   11.50   11.76   11.38
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/01

                                 MSCI EAFE              Consumer
                                   Index               price index
-----------------------------------------------------------------------------
1 year                           -23.60%                 3.19%
-----------------------------------------------------------------------------
5 years                           15.31                 13.46
Annual average                     2.89                  2.56
-----------------------------------------------------------------------------
10 years                          85.66                 30.81
Annual average                     6.38                  2.72
----------------------------------------------------------------------------
Annual average
(life of fund)                     4.96                  2.72
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/30/91

                                         Morgan Stanley
               Fund's class A         Capital International      Consumer price
Date            shares at POP           (MSCI) EAFE Index            index

6/30/91             9,425                   10,000                  10,000
6/30/92            10,321                    9,935                  10,309
6/30/93            11,210                   11,950                  10,618
6/30/94            14,103                   13,981                  10,882
6/30/95            14,634                   14,213                  11,213
6/30/96            17,591                   16,100                  11,529
6/30/97            22,012                   18,167                  11,794
6/30/98            26,576                   19,275                  11,985
6/30/99            29,650                   20,743                  12,221
6/30/00            42,703                   24,302                  12,676
6/30/01           $33,126                  $18,566                 $13,081

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $32,481 and $32,599, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $33,398 ($32,241 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/01

                          Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)       1             1             1             1
------------------------------------------------------------------------------
Income                  $0.3930        $0.1950       $0.2850      $0.2450
------------------------------------------------------------------------------
Capital gains
  Long-term              0.8605         0.8605        0.8605       0.8605
------------------------------------------------------------------------------
  Short-term             0.9447         0.9447        0.9447       0.9447
------------------------------------------------------------------------------
Return of capital 1      0.0008         0.0008        0.0008       0.0008
------------------------------------------------------------------------------
  Total                 $2.1990        $2.0010       $2.0910      $2.0510
------------------------------------------------------------------------------
  Share value:        NAV     POP         NAV           NAV      NAV     POP
------------------------------------------------------------------------------
6/30/00             $29.92  $31.75      $29.23        $29.74   $29.61  $30.68
------------------------------------------------------------------------------
6/30/01              21.24   22.54       20.72         21.03    21.04   21.80
------------------------------------------------------------------------------
1 See page 32.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge, a higher 12b-1 fee than class A shares, and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth Fund (the "fund") at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2001




THE FUND'S PORTFOLIO
June 30, 2001

COMMON STOCKS (93.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (1.6%)
-------------------------------------------------------------------------------------------------------------------
          6,551,588 BHP Billiton, Ltd.                                                                $  34,580,069
          3,402,645 News Corp., Ltd. ADR                                                                126,408,262
          1,996,951 Rio Tinto, Ltd.                                                                      34,633,361
                                                                                                      -------------
                                                                                                        195,621,692

Belgium (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,975,280 Dexia                                                                                78,400,990
            498,968 Fortis (B)                                                                           12,034,884
                                                                                                      -------------
                                                                                                         90,435,874

Brazil (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,666,500 Companhia de Bebidas das Americas (AmBev) ADR                                        38,579,475
          2,160,564 Petroleo Brasileiro SA ADR                                                           56,174,664
          1,016,780 Unibanco-Uniao de Bancos Brasileiros SA GDR                                          25,877,051
                                                                                                      -------------
                                                                                                        120,631,190

Canada (3.6%)
-------------------------------------------------------------------------------------------------------------------
            743,863 Alcan Aluminum, Ltd.                                                                 31,274,108
          1,150,189 BCE, Inc.-New York Exchange                                                          30,249,971
            891,162 BCE, Inc.-Toronto Exchange                                                           23,901,347
          2,323,458 Nortel Networks Corp.                                                                21,120,233
          1,113,923 PanCanadian Petroleum, Ltd.                                                          34,133,390
          2,312,135 Royal Bank of Canada                                                                 74,003,556
          3,337,101 Sun Life Financial Services of Canada, Inc.                                          79,848,525
          2,356,598 Suncor Energy, Inc.                                                                  59,943,778
          3,271,413 Toronto-Dominion Bank                                                                83,299,768
                                                                                                      -------------
                                                                                                        437,774,676

Denmark (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,647,590 Danske Bank A/S                                                                      83,528,895

Finland (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,084,300 Nokia OYJ Class A                                                                    24,565,306
            309,750 Stora Enso OYJ Class A                                                                3,302,982
          5,921,298 Stora Enso OYJ Class R                                                               64,143,290
            583,200 TietoEnator OYJ                                                                      12,980,685
            609,400 TietoEnator OYJ 144A                                                                 13,563,836
                                                                                                      -------------
                                                                                                        118,556,099

France (14.3%)
-------------------------------------------------------------------------------------------------------------------
            712,579 Accor SA                                                                             30,062,322
          1,486,386 Alstom                                                                               41,335,530
          1,876,603 Aventis SA                                                                          149,764,348
            198,758 Banque Nationale de Paris                                                            17,291,874
          3,096,970 Bouygues SA                                                                         104,628,951
            841,326 Groupe Danone                                                                       115,417,501
          1,625,625 Havas Advertising SA ADR                                                             17,686,800
          4,326,201 Havas Advertising SA                                                                 47,596,431
          1,495,941 Lafarge Coppee                                                                      127,867,502
          4,208,590 Orange SA (NON)                                                                      34,192,605
            851,824 Publicis SA                                                                          20,617,701
          3,955,743 Sanofi-Synthelabo SA                                                                259,450,261
          1,846,452 Societe Generale                                                                    109,307,530
          2,455,656 Societe Television Francaise I                                                       71,615,519
          3,865,503 TotalFinaElf SA Class B                                                             541,085,456
            589,407 Vivendi Universal SA ADR                                                             34,185,606
                                                                                                      -------------
                                                                                                      1,722,105,937

Germany (6.1%)
-------------------------------------------------------------------------------------------------------------------
            879,593 Allianz Versicherungs AG                                                            258,083,326
          4,324,509 Bayerische Motoren Werke (BMW) AG                                                   142,367,464
          1,692,967 Deutsche Post AG                                                                     26,792,574
            798,400 Deutsche Post AG 144A                                                                12,635,327
          1,233,643 Metro AG                                                                             46,459,427
            629,120 Muenchener Rueckversicherungs-Gesellschaft AG                                       176,498,641
             30,600 Muenchener Rueckversicherungs-Gesellschaft AG 144A                                    8,584,783
          2,462,293 ProSieben SAT.1 Media AG                                                             35,425,256
            177,906 SAP AG                                                                               24,526,525
                                                                                                      -------------
                                                                                                        731,373,323

Hong Kong (2.5%)
-------------------------------------------------------------------------------------------------------------------
         15,587,000 Cheung Kong Holdings                                                                169,869,222
          6,820,000 China Mobile, Ltd. (NON)                                                             36,025,899
          2,206,300 Hang Seng Bank, Ltd.                                                                 22,630,169
         15,905,600 Hong Kong and China Gas Co., Ltd.                                                    19,985,240
         13,076,000 Hong Kong Electric Holdings, Ltd.                                                    50,295,532
                                                                                                      -------------
                                                                                                        298,806,062

Ireland (2.8%)
-------------------------------------------------------------------------------------------------------------------
          3,937,426 Allied Irish Banks PLC                                                               43,985,616
          9,739,324 CRH PLC                                                                             163,199,320
          2,068,378 Elan Corp. PLC ADR (NON)                                                            127,784,186
                                                                                                      -------------
                                                                                                        334,969,122

Italy (3.3%)
-------------------------------------------------------------------------------------------------------------------
         13,337,698 ENI SpA                                                                             162,542,791
         30,729,359 IntesaBCI SpA                                                                       108,446,090
          5,140,306 San Paolo-IMI SpA                                                                    65,862,648
         13,197,289 Telecom Italia SpA                                                                   62,992,402
                                                                                                      -------------
                                                                                                        399,843,931

Japan (13.2%)
-------------------------------------------------------------------------------------------------------------------
            303,000 Aiful Corp.                                                                          27,335,605
            725,200 Asatsu-DK, Inc.                                                                      14,713,360
            497,000 Canon, Inc.                                                                          20,087,249
            137,500 Fast Retailing Co., Ltd.                                                             23,927,426
            506,000 Fugi Photo Film Co., Ltd.                                                            21,830,634
              5,720 Fuji Television Network, Inc.                                                        32,888,853
          2,508,400 Fujitsu, Ltd.                                                                        26,351,275
          2,553,000 Honda Motor Co., Ltd.                                                               112,192,783
          1,102,000 Matsushita Electric Industrial Co.                                                   17,250,233
          3,277,000 Matsushita Electric Works, Ltd.                                                      37,894,419
            219,700 Murata Manufacturing Co., Ltd.                                                       14,605,557
         23,982,000 Nikko Securities Co., Ltd.                                                          192,125,245
            358,200 Nintendo Co., Ltd.                                                                   65,205,613
             19,450 Nippon Telegraph and Telephone Corp. (NTT)                                          101,383,320
            208,010 Nippon Television Network Corp.                                                      50,376,119
          8,310,000 Nissan Motor Co., Ltd.                                                               57,376,985
             12,176 NTT DoCoMo, Inc.                                                                    211,883,881
              4,213 NTT DoCoMo, Inc. 144A                                                                73,313,633
            711,000 Omron Corp.                                                                          12,857,298
            302,100 Orix Corp.                                                                           29,386,311
            138,200 Rohm Co., Ltd.                                                                       21,478,075
          3,919,000 Sankyo Co., Ltd.                                                                     70,711,708
          1,321,000 Shionogi & Co., Ltd.                                                                 27,542,903
          2,977,000 Shiseido Co., Ltd.                                                                   27,931,756
          1,195,200 Sony Corp.                                                                           78,593,745
            403,000 Takeda Chemical Industries                                                           18,744,186
             56,000 Tokyo Broadcasting System, Inc.                                                       1,077,787
          6,411,000 Tokyo Gas Co., Ltd.                                                                  19,484,916
          5,105,400 Toyota Motor Corp.                                                                  179,733,007
                                                                                                      -------------
                                                                                                      1,588,283,882

Mexico (1.2%)
-------------------------------------------------------------------------------------------------------------------
            235,139 America Movil SA de CV ADR Ser. L                                                     4,905,000
         16,993,302 Grupo Financiero Bancomer SA de CV (NON)                                             16,819,102
          1,584,789 Grupo Televisa SA ADR (NON)                                                          63,407,408
          1,874,086 Telefonos de Mexico SA de CV (Telmex) ADR Ser. L                                     65,761,678
                                                                                                      -------------
                                                                                                        150,893,188

Netherlands (6.6%)
-------------------------------------------------------------------------------------------------------------------
          2,616,500 ABN AMRO Holdings NV                                                                 49,136,292
          2,740,474 Akzo-Nobel NV                                                                       115,963,157
            813,159 Fortis (NL) NV                                                                       19,764,428
          1,097,070 Gucci Group NV                                                                       91,879,613
          7,012,885 ING Groep NV                                                                        458,182,353
            780,162 VNU NV                                                                               26,410,044
          1,333,275 Wolters Kluwer NV                                                                    35,825,133
                                                                                                      -------------
                                                                                                        797,161,020

Portugal (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,170,394 Portugal Telecom, SGPS SA (NON)                                                      36,055,805
          5,069,014 Portugal Telecom, SGPS SA (Rights) (NON)                                                643,486
                                                                                                      -------------
                                                                                                         36,699,291

Singapore (1.0%)
-------------------------------------------------------------------------------------------------------------------
            870,000 Chartered Semiconductor Manufacturing (NON)                                           2,177,985
          4,677,648 DBS Group Holdings, Ltd.                                                             34,411,465
          5,772,685 Overseas-Chinese Banking Corp.                                                       37,713,396
          3,298,000 Singapore Press Holdings, Ltd.                                                       36,211,913
            636,000 Venture Manufacturing, Ltd.                                                           4,224,870
                                                                                                      -------------
                                                                                                        114,739,629

South Korea (3.0%)
-------------------------------------------------------------------------------------------------------------------
          2,683,250 Korea Electric Power Corp.                                                           50,026,695
          2,918,838 Korea Telecom Corp. ADR                                                              64,156,059
          1,605,982 Pohang Iron & Steel Company, Ltd. ADR                                                31,669,965
          1,132,689 Samsung Electronics Co., Ltd.                                                       167,547,217
             65,610 SK Telecom Co., Ltd.                                                                  9,679,750
          2,138,900 SK Telecom Co., Ltd. ADR                                                             36,147,410
                                                                                                      -------------
                                                                                                        359,227,096

Spain (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,047,864 Altadis SA Ser. A                                                                    14,933,835
          1,243,099 Banco Popular Espanol                                                                43,438,512
            217,834 Industria de Diseno Textil (Inditex) SA 144A (NON)                                    3,475,052
          3,654,316 Telefonica SA (NON)                                                                  45,028,950
                                                                                                      -------------
                                                                                                        106,876,349

Sweden (2.7%)
-------------------------------------------------------------------------------------------------------------------
         13,651,557 Investor AB Class B                                                                 173,842,026
          3,144,587 Sandvik AB                                                                           63,318,489
          5,012,694 Svenska Handelsbanken AB Class A                                                     71,667,854
          3,390,970 Telefonaktiebolaget LM Ericsson AB Class B                                           18,550,846
                                                                                                      -------------
                                                                                                        327,379,215

Switzerland (4.3%)
-------------------------------------------------------------------------------------------------------------------
             37,359 Cie Finance Richemont AG                                                             95,643,032
             21,780 Julius Baer Holdings AG Class B                                                      83,820,514
            993,870 Nestle SA                                                                           211,296,939
             46,701 Serono SA Class B                                                                    46,342,321
             41,868 Swatch Group AG (The) Class B                                                        41,942,565
            100,764 Swatch Group AG (The)                                                                21,450,484
            167,660 UBS AG                                                                               24,027,410
                                                                                                      -------------
                                                                                                        524,523,265

Taiwan (0.3%)
-------------------------------------------------------------------------------------------------------------------
         20,465,424 Taiwan Semiconductor Manufacturing Co. (NON)                                         38,097,357

United Kingdom (21.9%)
-------------------------------------------------------------------------------------------------------------------
          9,196,360 AstraZeneca PLC                                                                     428,465,025
          7,921,119 BAE Systems PLC                                                                      37,929,894
          8,989,833 BHP Billiton PLC                                                                     44,785,710
          7,229,794 BOC Group PLC                                                                       105,739,497
          3,305,400 BP PLC                                                                               27,169,805
          5,379,277 Carlton Communications PLC                                                           25,417,988
         11,839,585 Compass Group PLC (NON)                                                              94,738,548
         12,296,276 GlaxoSmithKline PLC                                                                 345,845,059
         12,262,164 Granada PLC                                                                          25,737,090
          3,722,780 Halifax Group PLC (NON)                                                              43,034,540
          5,189,148 HSBC Holdings PLC                                                                    61,481,428
          1,857,871 Imperial Chemical Industries PLC                                                     10,895,059
         21,946,412 Invensys PLC                                                                         41,665,373
          7,967,247 Misys PLC                                                                            55,685,567
          2,282,986 Rio Tinto PLC                                                                        40,517,308
          2,744,656 Royal Bank of Scotland Group PLC                                                     60,483,219
         13,644,213 Scottish Power PLC                                                                  100,352,491
         55,325,133 Shell Transport & Trading Co. PLC                                                   459,820,067
          2,779,304 Smith & Nephew PLC                                                                   14,422,495
          4,043,139 Smiths Group PLC                                                                     46,908,398
         30,635,352 Tesco PLC                                                                           110,506,601
          3,808,574 United Business Media PLC                                                            30,957,666
        143,108,256 Vodafone Group PLC                                                                  316,973,696
         12,122,635 WPP Group PLC                                                                       119,336,433
                                                                                                    ---------------
                                                                                                    $ 2,648,868,957
                                                                                                    ---------------
                    Total Common Stocks (cost $11,089,161,119)                                      $11,226,396,050

UNITS (0.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             77,500 Korea Telecom Corp. Structured Warrants (issued by
                    Merrill Lynch International & Co. CV), 1/31/02
                    (South Korea)                                                                   $     3,104,774
             49,100 Nippon Television Network Corp. Structured Call Warrants
                    (Issued by Lehman Brothers Finance S.A.), 8/6/01 (Japan)                             11,938,370
            484,000 Tokyo Broadcasting System, Inc. Structured Call Warrants
                    (Issued by Lehman Brothers Finance S.A.), 9/17/01 (Japan)                             9,353,978
            701,000 Tokyo Broadcasting System, Inc. Structured Notes
                    (Issued by UBS AG), 3.35%, 10/31/01 (Japan)                                          14,412,630
                                                                                                    ---------------
                    Total Units (cost $74,256,982)                                                  $    38,809,752

WARRANTS (--%) (a) (cost $--) (NON)                                                       EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
            116,703 Publicis SA (France)                                                  3/7/02    $       331,853

SHORT-TERM INVESTMENTS (8.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$       360,079,948 Short-term investments held as collateral for loaned securities with yields ranging from 3.77% to 4.86% and
                    due dates ranging from July 2, 2001 to August 21, 2001                          $   359,285,778
         95,000,000 Asset Securitization Cooperative Corp. effective yield of
                    3.80%, July, 9, 2001                                                                 94,919,778
         32,126,000 Banc One Financial Corp. effective yield of 3.97%, July 20, 2001                     32,058,687
        100,000,000 Eureka Securitization, Inc. effective yield of 4.03%, July 3, 2001                   99,979,056
        149,700,000 JPMorgan Chase & Co. effective yield of 4.14%, July 2, 2001                         149,648,354
         50,000,000 PNC Funding Corp. effective yield of 3.95%, July 5, 2001                             49,978,056
        100,000,000 Salomon Smith Barney Holdings, Inc. effective yield of 3.92%,
                    July 2, 2001                                                                         99,989,083
         50,000,000 State Street Corp. effective yield of 3.75%, July 30, 2001                           49,848,958
         42,344,000 Transamerica Finance Corp. effective yield of 3.74%,
                    July 6, 2001                                                                         42,322,005
         74,700,000 UBS Finance (Delaware) LLC effective yield of 4.14%,
                    July 2, 2001 (Switzerland)                                                           74,674,229
                                                                                                    ---------------
                    Total Short-Term Investments (cost $1,052,703,984)                              $ 1,052,703,984
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $12,216,122,085) (b)                                    $12,318,241,639
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $12,072,422,264.

  (b) The aggregate identified cost on a tax basis is $12,426,295,824, resulting in gross unrealized appreciation and depreciation of $880,197,541 and $988,251,726, respectively, or net unrealized depreciation of $108,054,185.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at June 30, 2001 (as a percentage of net assets):

          Pharmaceuticals         11.8%
          Oil and gas             11.1

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $339,335,861 of
securities on loan (identified cost $12,216,122,085) (Note 1)               $12,318,241,639
-------------------------------------------------------------------------------------------
Cash                                                                              3,325,469
-------------------------------------------------------------------------------------------
Foreign cash (cost $25,456,017)                                                  24,661,310
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        21,208,449
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           56,226,451
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  241,842,989
-------------------------------------------------------------------------------------------
Total assets                                                                 12,665,506,307

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                180,900,480
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       21,396,605
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     18,341,222
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        3,997,104
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       147,246
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         14,589
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            7,542,968
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              359,285,778
-------------------------------------------------------------------------------------------
Other accrued expenses                                                            1,458,051
-------------------------------------------------------------------------------------------
Total liabilities                                                               593,084,043
-------------------------------------------------------------------------------------------
Net assets                                                                  $12,072,422,264

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $12,876,883,817
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (79,502,906)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions  (Note 1)                                        (825,412,188)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                    100,453,541
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding   $12,072,422,264

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($6,896,924,499 divided by 324,649,009 shares)                                       $21.24
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $21.24)*                              $22.54
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,983,524,082 divided by 144,011,690 shares)**                                     $20.72
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($637,547,264 divided by 30,310,265 shares)**                                        $21.03
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($302,837,754 divided by 14,395,516 shares)                                          $21.04
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $21.04)*                              $21.80
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,251,588,665 divided by 58,615,635 shares)                                        $21.35
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $24,591,219)                                $  179,864,030
-------------------------------------------------------------------------------------------
Interest                                                                         26,316,677
-------------------------------------------------------------------------------------------
Securities lending                                                                3,866,684
-------------------------------------------------------------------------------------------
Total investment income                                                         210,047,391

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 74,422,514
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   28,670,900
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   101,310
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     48,859
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            17,436,624
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            33,275,207
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             5,791,893
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             2,491,017
-------------------------------------------------------------------------------------------
Other                                                                             6,362,518
-------------------------------------------------------------------------------------------
Total expenses                                                                  168,600,842
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (8,114,756)
-------------------------------------------------------------------------------------------
Net expenses                                                                    160,486,086
-------------------------------------------------------------------------------------------
Net investment income                                                            49,561,305
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (796,056,892)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                     (60,795,645)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                4,266,430
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                   (2,387,794,441)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (3,240,380,548)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(3,190,819,243)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended June 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                             $    49,561,305  $   152,990,461
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                        (856,852,537)     972,879,381
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                   (2,383,528,011)   1,552,938,705
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                    (3,190,819,243)   2,678,808,547
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (103,610,364)     (53,779,843)
--------------------------------------------------------------------------------------------------
   Class B                                                            (25,832,398)     (19,094,099)
--------------------------------------------------------------------------------------------------
   Class C                                                             (6,477,132)        (806,547)
--------------------------------------------------------------------------------------------------
   Class M                                                             (3,093,332)      (2,507,298)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (19,362,002)      (7,728,554)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (475,932,882)    (125,327,657)
--------------------------------------------------------------------------------------------------
   Class B                                                           (239,147,131)     (76,570,245)
--------------------------------------------------------------------------------------------------
   Class C                                                            (41,027,305)      (2,022,769)
--------------------------------------------------------------------------------------------------
   Class M                                                            (22,792,689)      (8,287,723)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (76,651,468)     (15,858,592)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (200,239)              --
--------------------------------------------------------------------------------------------------
   Class B                                                               (100,616)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                (17,261)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                 (9,590)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                                (32,250)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                   3,810,979,529    4,886,106,169
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (394,126,373)   7,252,931,389

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                  12,466,548,637    5,213,617,248
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed net investment
income of $79,502,906 and $50,955,785, respectively)              $12,072,422,264  $12,466,548,637
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.92       $21.64       $20.00       $17.58       $14.25
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .16          .54          .07          .20          .15
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.64)        8.87         2.14         3.26         3.39
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.48)        9.41         2.21         3.46         3.54
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.34)        (.21)        (.25)        (.15)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.81)        (.79)        (.36)        (.79)        (.06)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --(d)        --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.20)       (1.13)        (.57)       (1.04)        (.21)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $21.24       $29.92       $21.64       $20.00       $17.58
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.43)       44.03        11.57        20.73        25.13
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $6,896,924   $7,040,669   $2,928,662   $1,827,331     $728,849
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.13         1.14         1.27         1.36         1.59
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .63         2.01          .38         1.07          .98
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 73.80        99.53        97.24        93.53        86.40
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.23       $21.20       $19.63       $17.32       $14.10
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.04)         .35         (.07)         .06          .03
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.46)        8.67         2.10         3.21         3.34
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.50)        9.02         2.03         3.27         3.37
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.20)        (.10)        (.17)        (.09)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.81)        (.79)        (.36)        (.79)        (.06)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --(d)        --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.01)        (.99)        (.46)        (.96)        (.15)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.72       $29.23       $21.20       $19.63       $17.32
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.00)       43.00        10.75        19.87        24.09
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,983,524   $3,591,546   $1,821,024   $1,226,917     $472,663
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.88         1.89         2.02         2.11         2.34
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.16)        1.26         (.38)         .31          .18
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 73.80        99.53        97.24        93.53        86.40
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  July 26, 1999+
operating performance                 June 30    to June 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $29.74       $21.87
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (loss)(a)         (.02)         .32
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.59)        8.66
--------------------------------------------------------------
Total from
investment operations                  (6.61)        8.98
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.29)        (.32)
--------------------------------------------------------------
From net realized gain
on investments                         (1.81)        (.79)
--------------------------------------------------------------
From return
of capital                                --(d)        --
--------------------------------------------------------------
Total distributions                    (2.10)       (1.11)
--------------------------------------------------------------
Net asset value,
end of period                         $21.03       $29.74
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.01)       41.54*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                      $637,547     $439,522
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.88         1.76*
--------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.07)        1.12*
--------------------------------------------------------------
Portfolio turnover (%)                 73.80        99.53
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.61       $21.45       $19.85       $17.48       $14.22
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .03          .40         (.02)         .10          .07
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.54)        8.79         2.11         3.26         3.36
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.51)        9.19         2.09         3.36         3.43
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.24)        (.13)        (.20)        (.11)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.81)        (.79)        (.36)        (.79)        (.06)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --(d)        --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.06)       (1.03)        (.49)        (.99)        (.17)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $21.04       $29.61       $21.45       $19.85       $17.48
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.75)       43.32        10.97        20.18        24.40
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $302,838     $367,638     $208,064     $140,202      $58,471
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.63         1.64         1.77         1.86         2.09
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .11         1.51         (.12)         .54          .44
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 73.80        99.53        97.24        93.53        86.40
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              July 12, 1996+
operating performance                               Year ended June 30                   to June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $30.07       $21.72       $20.05       $17.60       $13.88
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .23          .61          .14          .22          .20
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.69)        8.92         2.13         3.30         3.75
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.46)        9.53         2.27         3.52         3.95
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.39)        (.24)        (.28)        (.17)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.81)        (.79)        (.36)        (.79)        (.06)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --(d)        --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.26)       (1.18)        (.60)       (1.07)        (.23)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $21.35       $30.07       $21.72       $20.05       $17.60
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.25)       44.43        11.83        21.08        25.44*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,251,589   $1,027,174     $255,867     $151,139      $96,375
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .88          .89         1.02         1.11         1.30*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .92         2.26          .70         1.22         1.26*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 73.80        99.53        97.24        93.53        86.40
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
June 30, 2001

Note 1
Significant accounting policies

Putnam International Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over -the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2001, the value of securities loaned amounted to $339,335,861. The fund received cash collateral of $359,285,778, which is pooled with collateral from other Putnam funds into (64) issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended ended June 30, 2001, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At June 30, 2001, the fund had a capital loss carryover of approximately $14,121,000 available to offset future net capital gain, if any, which will expire on June 30, 2009.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally, accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, foreign currency transactions, net operating loss and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2001, the fund reclassified $21,644,768 to increase distributions in excess of net investment income and $39,273,865 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $60,918,633. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2001, the fund's expenses were reduced by $8,114,756 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5,014 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $2,303,153 and $92,409 from the sale of class A and class M shares, respectively, and received $4,198,877 and $234,426 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 2001, Putnam Retail Management, acting as underwriter received $340,830 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended June 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,148,357,263 and $8,728,025,329, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                242,760,735     $ 6,034,351,621
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               22,566,086         535,042,032
---------------------------------------------------------------------------
                                           265,326,821       6,569,393,653

Shares
repurchased                               (175,959,145)     (4,354,013,680)
---------------------------------------------------------------------------
Net increase                                89,367,676     $ 2,215,379,973
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                271,600,422     $ 7,332,945,195
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,124,845         165,921,249
---------------------------------------------------------------------------
                                           277,725,267       7,498,866,444

Shares
repurchased                               (177,792,621)     (4,715,016,742)
---------------------------------------------------------------------------
Net increase                                99,932,646     $ 2,783,849,702
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,129,258      $  948,581,128
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                9,658,020         224,162,622
---------------------------------------------------------------------------
                                            47,787,278       1,172,743,750

Shares
repurchased                                (26,665,783)       (632,943,553)
---------------------------------------------------------------------------
Net increase                                21,121,495      $  539,800,197
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,543,779      $1,471,243,178
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,074,114          81,679,684
---------------------------------------------------------------------------
                                            57,617,893       1,552,922,862

Shares
repurchased                                (20,631,231)       (549,799,728)
---------------------------------------------------------------------------
Net increase                                36,986,662      $1,003,123,134
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,097,920       $ 623,429,549
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,553,144          36,607,684
---------------------------------------------------------------------------
                                            26,651,064         660,037,233

Shares
repurchased                                (11,117,393)       (264,118,539)
---------------------------------------------------------------------------
Net increase                                15,533,671       $ 395,918,694
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                             June 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,176,087        $462,505,811
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   75,039           2,029,056
---------------------------------------------------------------------------
                                            16,251,126         464,534,867

Shares
repurchased                                 (1,474,532)        (43,027,757)
---------------------------------------------------------------------------
Net increase                                14,776,594        $421,507,110
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,537,795       $ 159,392,202
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,037,576          24,414,195
---------------------------------------------------------------------------
                                             7,575,371         183,806,397

Shares
repurchased                                 (5,596,657)       (136,056,556)
---------------------------------------------------------------------------
Net increase                                 1,978,714       $  47,749,841
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,591,150       $ 286,010,819
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  380,914          10,242,696
---------------------------------------------------------------------------
                                            10,972,064         296,253,515

Shares
repurchased                                 (8,253,206)       (223,214,024)
---------------------------------------------------------------------------
Net increase                                 2,718,858       $  73,039,491
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,746,103      $1,352,083,756
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,035,534          96,045,720
---------------------------------------------------------------------------
                                            58,781,637       1,448,129,476

Shares
repurchased                                (34,329,438)       (835,998,652)
---------------------------------------------------------------------------
Net increase                                24,452,199      $  612,130,824
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,621,878      $1,074,181,482
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  867,505          23,587,146
---------------------------------------------------------------------------
                                            39,489,383       1,097,768,628

Shares
repurchased                                (17,103,610)       (493,181,896)
---------------------------------------------------------------------------
Net increase                                22,385,773      $  604,586,732
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended June 30, 2001, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

For the period, interest and dividends from foreign countries were $204,174,877 or $0.357 per share (for all classes of shares). Taxes paid to foreign countries were $24,591,219 or $0.043 per share (for all classes of shares).

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Joshua L. Byrne
Vice President and Fund Manager

Stephen S. Oler
Vice President and Fund Manager

Simon Davis
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN009-73682  841/524/891  8/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Growth Fund
Supplement to annual Report dated 6/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
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Total return for periods ended 6/30/01

                                                             NAV
1 year                                                     -22.25%
5 years                                                     90.73
Annual average                                              13.79
10 years                                                   256.02
Annual average                                              13.54
Life of fund (since class A inception, 2/28/91)            237.45
Annual average                                              12.48

Share value:                                                 NAV
6/30/00                                                    $30.07
6/30/01                                                    $21.35
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Distributions:   No.   Income   Capital gains   Return of capital   Total
                  1   $0.4560      $1.8052          $0.0008        $2.2620
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Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.